Debt - Summary of Convertible Notes (Details) - Loan Agreement With CPBF Lending LLC [Member] - USD ($)	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Debt Instrument [Line Items]
Face value of the convertible notes	$ 1,821,345	$ 1,821,345	$ 1,821,345
Debt discount, net	(34,531)	(41,983)	(63,715)
Convertible Notes Payable, Total	1,786,814	1,779,362	1,757,630
Accrued interest	1,023,075	914,479	518,904
Total convertible notes and accrued interest	$ 2,809,889	$ 2,693,841	$ 2,276,534